UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety (1) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2017, as amended on November 16, 2017 and declared effective by the SEC on November 20, 2017 (Registration No. 333-221397), including the prospectus contained therein (“Registration Statement I”) and (2) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s prospectus supplement filed with the SEC on December 1, 2017, supplementing the prospectus contained in Registration Statement I (the “Prospectus Supplement”), (b) file Exhibit 99.2 hereto to replace in its entirety the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s automatically effective Registration Statement on Form S-3 filed with the SEC on May 12, 2016, as amended by a post-effective amendment thereto on December 14, 2017 (Registration No. 333-211218), including the prospectus contained therein (“Registration Statement II”), in each case (a) and (b) to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and purchase, ownership and disposition of the Partnership’s common units, and (c) provide the legal opinion of Sidley Austin LLP relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

8.1	Opinion of Sidley Austin LLP relating to tax matters

99.1	Update to Material U.S. Federal Income Tax Consequences stated in the Partnership’s Registration Statement I and the Prospectus Supplement

99.2	Update to Material U.S. Federal Income Tax Consequences stated in the Partnership’s Registration Statement II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: March 5, 2018	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer